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                                                                   EXHIBIT  10.6


November 12, 2003



Mr. Richard Bailey
Chief Operating Officer
Boyd Brothers Transportation, Inc.
3275 Highway 30
Clayton, AL 36016

RE:    CREDIT AND SECURITY AGREEMENT BETWEEN COMPASS BANK ("BANK") AND
       BOYD BROTHERS TRANSPORTATION, INC. ("BORROWER") DATED APRIL 11, 2000

Dear Richard:

As of September 30, 2003, Boyd Brothers Transportation, Inc. was in violation of
Section 6.01 of the above referenced Credit and Security Agreement (as amended, the "Agreement"). The Borrower has requested and Bank has agreed to waive the defaults under this Agreement existing as of September 30, 2003 solely by virtue of the violations of Section 6.01 as outlined above. This one-time limited waiver is effective only in the specific instance and for the purpose for which given and nothing contained or provided herein shall be construed as granting a waiver of any default except as specifically set forth herein or as allowing Borrower to violate or fail to perform fully (i) Section 6.01 of Agreement after September 30, 2003 or (ii) any other provisions of the Loan Documents at any time.

Sincerely,

/s/ Steven M. McCarroll

Steven M. McCarroll
City President